AMENDMENT NO. 1 TO AMENDED AND RESTATED
                   REDUCING REVOLVING LOAN AGREEMENT

          This Amendment No. 1 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of October 8, 1998 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrower and the Administrative Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

          1. Section 1.1. Section 1.1 of the Loan Agreement is amended by revising the definition of "Basket Expenditures" to read as follows:

               "Basket Expenditures" means (a) Capital
               Expenditures permitted by Sections
               6.15(c), 6.15(d) and 6.15(e), (b) the
               Acquisition Expenditures permitted by
               Section 6.16(l) and 6.16(m), (c) the
               aggregate purchase or redemption prices
               paid in respect of Subordinated
               Obligations permitted by Section
               6.1(b)(ii) and (d) the aggregate purchase price paid in respect of repurchases of Common Stock permitted by Section 6.5(d).

          2. Section 6.5. Section 6.5 of the Loan Agreement is amended by striking the word "and" in the sixth line thereof, inserting a comma at that place and adding a new Subsection (d) in the seventh line thereof immediately after the word "Stock" to read as follows:

               and (d) Distributions in the form of
               repurchases of Common Stock for which the aggregate purchase price does not exceed either (i) $30,000,000 or (ii) when aggregated with all other Basket
               Expenditures made since the Closing Date, $300,000,000;

          3.   Conditions Precedent.  The effectiveness of this
Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                    (a) Counterparts of this Amendment executed by all parties hereto;

                    (b) Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                    (c) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

          4. Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

          5. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

          IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION

By:     R. HADDOCK
     -----------------------------
     Robert M. Haddock
     Executive Vice President &
     Chief Financial Officer



BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION,
as Administrative Agent


By:    JANICE HAMMOND
     -----------------------------
     Janice Hammond
     Vice President

                        Exhibit A to Amendment

                   CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 1 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Administrative Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: October 8, 1998


HOTEL RAMADA OF NEVADA

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President & Treasurer


AZTAR DEVELOPMENT CORPORATION

By:       R. HADDOCK
          Robert M. Haddock
Title:    President


AZTAR INDIANA GAMING CORPORATION

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President & Treasurer


AZTAR MISSOURI GAMING CORPORATION

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President & Treasurer


RAMADA NEW JERSEY, INC.

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President

ATLANTIC-DEAUVILLE INC.

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President


ADAMAR GARAGE CORPORATION

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President


RAMADA NEW JERSEY HOLDINGS CORPORATION

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President


MANCHESTER MALL, INC.

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President


RAMADA EXPRESS, INC.

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President & Treasurer


ADMAR OF NEW JERSEY, INC.

By:       R. HADDOCK
          Robert M. Haddock
Title:    Vice President

                        Exhibit B to Amendment

                            CONSENT OF BANK

          Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Banks party thereto, Bankers Trust Company and Societe Generale, as Documentation Agents, Bank of Scotland, Credit Lyonnais Los Angeles Branch and PNC Bank, National Association, as Co-Agents, and Bank of America National Trust and Savings Association, as Administrative Agent (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Bank.


Date: October 5, 1998

BANK OF AMERICA

By:       SCOTT FABER
          Scott Faber
Title:    Vice President


Date: September 24, 1998

ABN AMRO BANK N.V.

By:       JEFFREY A. FRENCH
          Jeffrey A. French
Title:    Group Vice President & Director

By:       M.M. VALENTINE
          Michael M. Valentine
Title:    Vice President


Date: September 25, 1998

BANK OF SCOTLAND

By:       JANET TAFFE
          Janet Taffe
Title:    Asst. Vice President


Date: October 8, 1998

CREDIT LYONNAIS LOS ANGELES

By:       DIANNE M. SCOTT
          Dianne M. Scott
Title:    First Vice President and Manager

Date: September 13, 1998

IMPERIAL BANK

By:       STEVEN K. JOHNSON
          Steven K. Johnson
Title:    Senior Vice President


Date: September 29, 1998

KEYBANK NATIONAL ASSOCIATION

By:       MARY K. YOUNG
          Mary K. Young
Title:    Commercial Banking Officer


Date: October 1, 1998

THE MITSUBISHI TRUST AND BANKING CORPORATION

By:       Y. SATOMI
          Yasushi Satomi
Title:    Senior Vice President and Chief Manager


Date: October 7, 1998

PNC BANK NATIONAL ASSOCIATION

By:       G.W. WESSELS
          Gary W. Wessels
Title:    Vice President


Date: October 7, 1998

SOCIETE GENERALE

By:       DONALD L. SCHUBERT
          Donald L. Schubert
Title:    Managing Director